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License No.:  CWB269F

                              FIRST MODIFICATION OF
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                          INSTALLMENT PAYMENT PLAN NOTE
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                            FOR BROADBAND PCS F BLOCK
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         THIS FIRST MODIFICATION OF INSTALLMENT PAYMENT PLAN NOTE ("First
Modification") is executed on the _____ day of _______________, 1998, and is intended to be effective for all purposes as of the 31st day of July, 1998 ("Effective Date"), by and between: (i) MERCURY PCS II, L.L.C., a ___________________ ("Maker"); and (ii) FEDERAL COMMUNICATIONS COMMISSION, an independent regulatory agency of the United States ("Payee" or "Commission").

                              W I T N E S S E T H:
                              - - - - - - - - - -

RECITALS:

         R-1. Reference is made to that certain Installment Payment Plan Note made by Maker, payable to the order of the Commission, in the original principal amount of $ 377,404.80 ("Original Note"). The Original Note is secured by, amongst other things: (i) that certain Security Agreement by and between the Maker and the Commission ("Security Agreement"); and (ii) those certain Financing Statements related thereto (collectively, "Financing Statements"). The Original Note, Security Agreement, Financing Statements and all other documents evidencing, governing or securing the Original Note, together with any and all amendments, modifications or supplements thereto, are hereinafter collectively referred to as the "Loan Documents". All of the terms, conditions and provisions of the Loan Documents are hereby incorporated herein and made a part hereof in their entireties by this reference.

         R-2. The Security Agreement and Financing Statements created a first lien security interest in the "License" and the "Collateral" (as those terms are defined in the Security Agreement).

         R-3. Pursuant to that certain Public Notice, DA 97-883 (rel. April 28,
1997) ("Suspension Order"), the Commission suspended the deadline for payment of installment payments required to be made under the Original Note. Pursuant to that certain Second Report and Order and Further Notice of Proposed Rule Making adopted September 25, 1997 and released October 16, 1997 ("Second Report and Order"), the Commission rescinded the Suspension Order and ordered the reinstatement of payments under the Original Note effective March 31, 1998 and agreed to a schedule for payment of all accrued and unpaid interest due under the Original Note. The Second Report and Order was subsequently modified by that certain Order on Reconsideration of the Second Report and Order adopted March 23, 1998 and released March 24, 1998 ("Order on Reconsideration"). Pursuant to the Order on Reconsideration and the Public Notice, DA-98-741 (rel. April 17,
1998), the date for the


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resumption of payments under the Original Note was
changed to July 31, 1998 as well as certain other modifications to the terms contained in the Second Report and Order.

         R-4. Maker and the Commission are entering into this First Modification for the purpose of modifying the Original Note to provide for the repayment of all accrued and unpaid interest due under the Original Note and to make certain other conforming changes to the Original Note as provided herein. It is the intention of the Maker and the Payee that except as specifically modified by this First Modification, the Original Note shall continue in full force and effect.

         NOW, THEREFORE, in consideration of the covenants and agreements herein contained, the sum of Ten dollars ($10.00) and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned parties hereby covenant and agree and amend the Original Note as follows:

         1. The foregoing Recitals, including all terms defined therein, are hereby incorporated in this First Modification to the same extent as if they had been herein stated in full. The documents referred to in the Original Note shall include the documents referred to therein, as well as any and all modifications, amendments, additions and/or supplements thereto and/or replacements thereof.

         2. This First Modification shall amplify and modify where specifically provided herein but shall not replace the Original Note. Except as specifically modified herein, all of the terms, conditions and obligations of the Original Note shall remain in full force and effect, and all of the rights and remedies provided for therein shall be preserved to the Commission. If there is any conflict between the provisions of this First Modification and the provisions of the Original Note, the provisions of this First Modification shall govern and prevail. THE COMMISSION AND MAKER COVENANT AND AGREE THAT THIS FIRST MODIFICATION ONLY MODIFIES THE TERMS OF THE ORIGINAL NOTE AND IS NOT A NOVATION OF THE ORIGINAL NOTE.

         3. The Security Agreement and Financing Statements will continue to encumber the License and Collateral with a first lien security interest. The Original Note, as modified by this First Modification (hereinafter collectively referred to as the "Note"), and all extensions, renewals, modifications and amendments and consolidations thereof or substitutions therefore shall continue to be secured by the Security Agreement and all other documents, instruments, certifications, security agreements and financing statements executed and delivered in connection therewith by the Maker or by its successors. The Original Note and this First Modification shall be entitled to the benefits of, and to the security required to be provided by, the aforesaid documents, some of which contain provisions for the acceleration of the maturity of the Note upon the happening of certain stated events.

         4. The Amortization Schedule attached to the Original Note as Schedule A is hereby deleted in its entirety. All references in the Original Note to Schedule A are hereby deleted. All payments under the Note shall continue to be made in accordance with the terms of the Original Note, as modified by the provisions of this First Modification.

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         5. Maker and the Commission covenant and agree that pursuant to the terms of the Suspension Order and the Second Report and Order, interest payments under the Original Note were suspended for the period effective as of April 28, 1997 through and including March 31, 1998. The entire amount of unpaid interest that accrued during the period beginning with the grant date of the License through and including March 31, 1998 is hereinafter referred to as the "Suspension Interest". All Suspension Interest is to be repaid in eight (8) equal payments with the first such payment being due on the Effective Date. In addition, pursuant to the terms of the Order on Reconsideration, (i) all interest accrued on the Original Note from April 1, 1998 through the Effective Date ("Deferred Interest") is due and payable in full on the Effective Date,
(ii) all payments under the Note were reinstated as of the Effective Date, and
(iii) the schedule for making quarterly interest and/or principal payments under the Note was changed to require quarterly payments on October 31, January 31, April 30 and July 31 of each year without any modification to the amounts for each payment as provided in the Original Note, with the first such payment being due and payable on October 31, 1998. Based upon the foregoing, the Original Note is hereby amended to provide that the payments of interest and principal shall be as follows:

         a. On the Effective Date, Maker shall make a payment to Payee in the amount of all Deferred Interest ("Deferred Interest Payment").

         b. On the Effective Date, and continuing on each following October 31, January 31, April 30 and July 31 thereafter until all Suspension Interest has been paid in full, Maker shall make a payment equal to one-eighth (1/8th) of the Suspension Interest outstanding as of March 31, 1998 ("Suspension Interest Payment").

         c. Thereafter, except as provided in Sections 5.a and 5.b above, Maker shall continue to make interest only payments to the Commission at the "Annual Rate" (as that term is defined in the Original Note) in equal consecutive quarterly installments, and principal and interest payments to the Commission in equal quarterly installments in the amount provided in the Original Note, all as provided in the Original Note, except for the following modifications:

            (i) payments of interest accruing from and after the Effective Date shall now be due on October 31, January 31, April 30 and July 31 of each year (such quarterly dates are hereinafter referred to as the "New Quarterly Payment Dates" or individually a "New Quarterly Payment Date");

            (ii) the last quarterly interest only payment shall be due on the New Quarterly Payment Date occurring immediately prior to the date that the first payment of principal and interest is due;

            (iii) if the first quarterly payment of principal and interest required under the Original Note is due on a New Quarterly Payment Date, the first quarterly payment of principal and interest shall be due on such New Quarterly Payment Date as provided in the Original Note and thereafter, Maker shall be required to make its payments of principal and interest in equal quarterly installments in the amount provided in the Original Note on each succeeding New Quarterly Payment Date; and

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            (iv) if the first quarterly payment of principal and interest required under the Original Note is due on a day other than one of the New Quarterly Payment Dates, the Original Note is hereby modified to provide that the first quarterly payment of principal and interest shall be due on the first New Quarterly Payment Date following the date currently provided in the Original Note for the first payment of principal and interest and thereafter, Maker shall be required to make its payments of principal and interest in equal quarterly installments in the amount provided in the Original Note on each succeeding New Quarterly Payment Date.

            The Maker and the Commission acknowledge and agree that no modification is being made to the "Maturity Date" (as that term is defined in the Original Note) and that the entire "Principal Amount" (as that term is defined in the Original Note), together with accrued and unpaid interest thereon, and all other remaining obligations of Maker under the Note, if not sooner paid, shall be due and payable on the Maturity Date.

         6. The sixth (6th) paragraph of the Original Note reading "All interest shall be computed on the basis of a 360-day year for actual days elapsed." is hereby deleted in its entirety and replaced with the following:

            Interest on the Principal Amount of this Note shall be computed at the Annual Rate on the basis of a three hundred sixty (360) -day year composed of twelve (12) months of thirty (30) days each, except that interest due and payable for a period of less than a full quarterly payment period shall be calculated by dividing the full quarterly payment by the actual number of calendar days in the applicable quarterly payment period to create a daily rate that is multiplied by the actual number of days elapsed since the last day of the previous quarterly payment period.

         7. If the Suspension Interest Payment and Deferred Interest Payment due on the Effective Date are received by the Commission on or before October 29, 1998, together with any applicable late fee, Maker and the Commission agree that the paragraphs of the Original Note defining when an "Event of Default" occurs will be modified by deleting in their entirety the provisions beginning with the phrase "a. Any non-payment by Maker of any Principal and/or Interest on the due date..." and continuing through "... Maker has not resumed payments of Principal and/or Interest in accordance with the terms of this Note; or" and replaced with the following:

            a. Any non-payment by Maker of any Principal and/or Interest on the due date specified hereinabove, and the failure to make such payment, together with all applicable "Late Fees" (as hereinafter defined) within one hundred eighty (180) days after such Principal and/or Interest payment due date; or

         8. The Original Note is hereby amended to provide that in addition to the Events of Default listed therein, as modified by this First Modification, it shall be an Event of Default under the Note if either the Suspension Interest Payment due on the Effective Date or the Deferred Interest Payment due on the Effective Date is not received by the Commission on or before October 29, 1998. No additional grace or cure period shall be applicable to such payment.

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All other payments of Suspension Interest shall be subject to the same terms and conditions as the remaining Principal and/or Interest payments under the Note.

         9. The paragraph of the Original Note which imposes a late fee upon the occurrence of any Event of Default is hereby modified by deleting in its entirety the provision beginning with the phrase "Upon any Event of Default under this Note, Payee may assess a late fee and/or administrative charge,..." and continuing through "... 5% (five percent) of the payment shall be added to each payment of monies due under this Note that is not timely paid under the terms of this Note." and substituting in its place the following:

                Should any payment of Principal and/or Interest required under this Note not be paid in full on the due date as specified hereinabove, Maker acknowledges that the Payee will incur extra expenses for the handling of the delinquent payment and servicing the indebtedness evidenced hereby, and that the exact amount of these extra expenses is extremely difficult and impractical to ascertain. Therefore, Maker shall, in such event, without further notice, and without prejudice to the right of the Payee to collect any other amounts provided to be paid hereunder or under the Security Agreement, or to declare an Event of Default, pay to the Commission the "Late Fee" (as hereinafter defined) to compensate Payee for expenses incurred in handling delinquent payments and the Maker confirms and agrees that the Late Fee is a fair approximation of the expense so incurred by the Payee. The "Late Fee" is defined as the total, if any, of the "Non-Delinquency Late Fee" and the "Grace Period Late Fee" (as hereinafter defined). The "Non-Delinquency Late Fee" shall be an amount equal to five percent (5.0%) of any Principal and/or Interest payment required to be made hereunder and shall be automatically assessed if such payment is not made on the original date that such Principal and/or Interest Payment is due (without the benefit of any notice or grace period). If such Principal and/or Interest payment, together with the Non-Delinquency Late Fee, is not made on or before the ninetieth
            (90th) -day after the original date that such Principal and/or Interest payment was due, such payment shall automatically be subject to a second late fee (the "Grace Period Late Fee") equal to ten percent (10.0%) of the amount of such past due Principal and/or Interest Payment (without the benefit of any notice or grace period) in addition to the Non-Delinquency Late Fee.

                In addition to the foregoing, there shall also automatically be imposed on Maker, and Maker shall pay to the Commission without further notice, and without prejudice to the right of the Payee to collect any other amounts provided to be paid hereunder or under the Security Agreement, or to declare an Event of Default, the "Resumption Date Late Fee" (as hereinafter defined) to compensate Payee for expenses incurred in handling delinquent payment of the Suspension Interest Payment due on the Effective Date and/or the Deferred Interest Payment. The Maker confirms and agrees that the Resumption Date Late Fee is a fair



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            approximation of the expense so incurred by the Payee. The
            "Resumption Date Late Fee" shall be an amount equal to (i) five percent (5.0%) of the Suspension Interest Payment due on the Effective Date if such payment is not received by the Payee on the Effective Date (without the benefit of any notice or grace period), and (ii) five percent (5.0%) of the Deferred Interest Payment due on the Effective Date if such payment is not received by the Payee on the Effective Date (without the benefit of any notice or grace period).

Maker and Payee agree that all references in the Original Note to a late fee shall be deemed to be a reference to the Late Fee and/or the Resumption Date Late Fee, as applicable.

         10. All defined terms contained in the Loan Documents shall have the same meaning as set forth therein except as may otherwise be expressly set forth in this First Modification. Maker and the Commission covenant and agree that the reference in the Security Agreement to the "Note" shall be deemed a reference to the Original Note, as modified by this First Modification.

         11. This First Modification constitutes the entire agreement regarding the amendment and modification of the Original Note between Maker and the Commission and is intended by Maker and the Commission to be a complete, exclusive and final integration of all prior and contemporaneous agreements and negotiations of Maker and the Commission concerning the amendment and modification of the Original Note. There have been no other agreements, covenants, representations or warranties between Maker and the Commission regarding the amendment and modification of the Original Note other than those expressly stated or referred to in this First Modification or in any document delivered pursuant hereto.

         12. This First Modification may be amended or modified only by written instruments signed by Maker and the Commission. If any covenant, condition or provision of this First Modification is declared by a court of competent jurisdiction to be invalid and not binding on the Maker and/or the Commission, such declaration shall in no way affect the validity of the other remaining covenants, conditions and provisions of this First Modification.

         13. This First Modification shall bind, inure to the benefit of and be enforceable by Maker and the Commission, their respective heirs, beneficiaries, legal representatives, successors and assigns.

         14. Except as modified by this First Modification, Maker agrees that the Original Note shall continue in full force and effect without modification, and the Original Note and all of the other Loan Documents are hereby expressly approved, ratified, confirmed and reaffirmed by all parties to this First Modification. Maker hereby acknowledges and agrees that it has no claims, counterclaims, set-offs, defenses or other causes of action against the Commission and/or under the Note, Security Agreement or any of the other Loan Documents and to the extent that any such set-offs, counterclaims, defenses or other causes of action may exist, whether known or unknown, they are hereby waived and forever relinquished by the Maker.

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         15. This First Modification shall be governed and construed in accordance with the Communications Act of 1934, as amended from time to time, the then applicable orders and regulations of the Commission and federal law.

         16. This First Modification may be executed in counterparts, each of which shall be deemed to be an original and all of which shall collectively be deemed to constitute a single document.

         IN WITNESS WHEREOF, intending to be legally bound, the undersigned Maker and the Commission have each executed this First Modification, under seal, as of the day and year first hereinabove written.




                            [SIGNATURE PAGES FOLLOW]


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                                 SIGNATURE PAGE
                              FIRST MODIFICATION OF
                          INSTALLMENT PAYMENT PLAN NOTE


Witness/Attest:                          MAKER:

-----------------------------------      MERCURY PCS II, L.L.C.
                                         A __________________________________

                                         By:___________________________  (SEAL)

                                         Name:_________________________

                                         Title:________________________

                                         Date:___________________, 1998


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                                 SIGNATURE PAGE
                              FIRST MODIFICATION OF
                          INSTALLMENT PAYMENT PLAN NOTE


                                          COMMISSION:
                                          -----------

                                          FEDERAL COMMUNICATIONS COMMISSION

WITNESS:

-------------------------------           By:______________________________

                                          Name: ___________________________

                                          Its:  Authorized Signatory for the
                                                Wireless Telecommunications
                                                Bureau, Federal Communications
                                                Commission



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